Property, Plant and Equipment and Other Intangibles	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment and Other Intangibles
Property, Plant and Equipment, Goodwill and Other Intangibles

Property, Plant and Equipment

Property, plant and equipment consist primarily of pipeline, pipeline-related equipment, storage tanks and processing equipment. We state property, plant and equipment at cost except for certain acquired assets recorded at fair value on their respective acquisition dates and impaired assets. We record impaired assets at fair value on the last impairment evaluation date for which an adjustment was required.

We assign asset lives based on reasonable estimates when we place an asset into service. Subsequent events could cause us to change our estimates, which would affect the future calculation of depreciation expense.

When we sell or retire property, plant and equipment, we remove its carrying value and the related accumulated depreciation from our accounts and record any associated gains or losses on our consolidated statements of income in the period of sale or disposition.

We capitalize expenditures to replace existing assets and retire the replaced assets. We capitalize expenditures when they extend the useful life, increase the productivity or capacity or improve the safety or efficiency of the asset. We capitalize direct project costs such as labor and materials as incurred. Indirect project costs, such as overhead, are capitalized based on a percentage of direct labor charged to the respective capital project. We charge expenditures for maintenance, repairs and minor replacements to operating expense in the period incurred.

During construction, we capitalize interest on all construction projects requiring a completion period of three months or longer and total project costs exceeding $0.5 million. The interest we capitalize is based on the weighted-average interest rate of our debt. The weighted average rates used to capitalize interest on borrowed funds were 4.8%, 4.8% and 4.6% for the years ended December 31, 2017, 2018 and 2019, respectively.

Property, plant and equipment consisted of the following (in thousands):

			Estimated Depreciable Lives
	December 31,
	2018	2019
Construction work-in-progress	$395,184	$515,312
Land and rights-of-way	303,485	336,982
Buildings	119,720	125,772	10 to 53 years
Storage tanks	2,059,244	2,206,839	10 to 40 years
Pipeline and station equipment	2,614,855	2,917,059	10 to 59 years
Processing equipment	1,875,029	2,044,589	3 to 56 years
Other	261,075	284,674	3 to 53 years
Property, Plant and Equipment, Gross	$7,628,592	$8,431,227

Other includes total interest capitalized on construction in progress as of December 31, 2018 and 2019 of $67.6 million and $86.4 million, respectively. Depreciation expense for the years ended December 31, 2017, 2018 and 2019 was $196.3 million, $214.4 million and $242.9 million, respectively.

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In reviewing for impairment, the carrying value of such assets is compared to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition. If such cash flows are not sufficient to support the asset’s recorded value, an impairment charge is recognized to reduce the carrying value of the long-lived asset to its estimated fair value. The determination of future cash flows as well as the estimated fair value of long-lived assets involves significant estimates on the part of management.

During 2018, we made the decision to discontinue commercial operations of our ammonia pipeline due to the system’s low profitability and challenging economic outlook. We estimated the fair value of the ammonia pipeline assets based on expected future cash flows and recognized a $49.1 million impairment charge in depreciation, amortization and impairment expense on our consolidated statements of income in 2018.
Goodwill

We record the excess of purchase price over the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed in a business acquisition (or combination) as goodwill. The goodwill relating to each of our reporting units is tested for impairment annually as well as when an event or change in circumstances indicates an impairment may have occurred.

For purposes of performing the impairment test for goodwill, our reporting units are our refined products and crude oil segments.  In 2017 and 2018, we elected to complete the quantitative goodwill impairment test and calculated that the fair value of each of our reporting units was greater than its carrying amount. In 2019, we elected to perform the qualitative assessment for purposes of our annual goodwill impairment test and concluded that it was more likely than not that the fair value of each of our reporting units was greater than its carrying amount. Based on this assessment, we concluded goodwill was not impaired.

Other Intangibles

Other intangible assets with finite lives are amortized over their estimated useful lives of seven years up to 30 years. The weighted-average asset life of our other intangible assets at December 31, 2019 was approximately 19 years. We adjust the useful lives of our other intangible assets if events or circumstances indicate there has been a change in the remaining useful lives. We eliminate from our balance sheets the gross carrying amount and the related accumulated amortization for any fully amortized intangibles in the year they are fully amortized. During the years ended December 31, 2017, 2018 and 2019, amortization of other intangible assets was $0.4 million, $1.6 million and $3.3 million, respectively.